UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2025

CSW INDUSTRIALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 500

Dallas, Texas 75240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSWI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 2, 2025, CSW Industrials, Inc. (the “Company”) entered into a Third Amended and Restated Credit Agreement (the “Third Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders, issuing banks and swingline lender party thereto. CSW Industrials Holdings, LLC, a wholly-owned subsidiary of the Company (the “Borrower”), is the borrower under the Third Credit Agreement. The Third Credit Agreement provides for a $700.0 million revolving commitment that contains a $30.0 million sublimit for the issuance of letters of credit and a $15.0 million sublimit for swingline loans. The Third Credit Agreement is scheduled to mature on May 2, 2030.

Borrowings under the Third Credit Agreement bear interest, at the Borrower’s option, at either base rate or the adjusted term SOFR rate, plus, in either case, an applicable margin based on the Company’s leverage ratio calculated on a quarterly basis. The base rate is described in the Third Credit Agreement as the highest of (i) the Federal Reserve Bank of New York effective rate plus 0.50%, (ii) the prime rate quoted by The Wall Street Journal, and (iii) the adjusted term SOFR rate plus 1.00%.

Borrowings under the Third Credit Agreement may be used for working capital and general corporate purposes, including, without limitation, for financing permitted acquisitions and fees and expenses incurred in connection therewith.

The obligations of the Borrower under the Third Credit Agreement are guaranteed by the Company and its material direct and indirect domestic restricted subsidiaries. The Third Credit Agreement is secured by a first priority lien on all tangible and intangible assets and stock issued by the Borrower and its domestic subsidiaries, subject to specified exceptions, and 65% of the voting equity interests in its first-tier foreign subsidiaries.

The financial covenants contained in the Third Credit Agreement require the maintenance of a maximum Leverage Ratio of 3.00 to 1.00, subject to a temporary increase to 3.75 to 1.00 for six consecutive fiscal quarters following the consummation of permitted acquisitions with consideration in excess of certain threshold amounts set forth in the Third Credit Agreement, and the maintenance of a minimum Interest Coverage Ratio of 3.00 to 1.00, the calculations and terms of which are defined in the Third Credit Agreement. The Third Credit Agreement also contains (i) affirmative and negative covenants which are customary for similar credit agreements, including, without limitation, limitations on the Company, the Borrower and its subsidiaries with respect to indebtedness, liens, investments, distributions, mergers and acquisitions, disposition of assets and transactions with affiliates, and (ii) customary events of default.

The foregoing description of the Third Credit Agreement is not complete and is qualified in its entirety by reference to the full text of the Third Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On May 5, 2025, the Company issued a press release announcing that it had entered into the Third Credit Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Third Amended and Restated Credit Agreement, dated May 2, 2025, by and among CSW Industrials Holdings, LLC, CSW Industrials, Inc., the other Loan Parties party thereto, the other lenders party thereto, and JPMorgan Chase Bank, N.A., individually and in its capacity as the Administrative Agent and Collateral Agent.*

99.1	CSWI Press Release, dated May 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as “expects,” “estimates,” or other similar expressions are intended to identify forward-looking statements.

The forward-looking statements included in this Current Report on Form 8-K are based on our current expectations, projections, estimates, and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K.

All forward-looking statements included in this Current Report on Form 8-K are based on information currently available to us, and we assume no obligation to update any forward-looking statement except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2025

By:	/s/ Luke E. Alverson

Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary